Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy DISCUSSION MATERIALS – PRESENTATION FOR 1L PRINCIPALS June 12, 2017 Session 1 Avaya Confidential and Privileged – Prepared at the Direction of Counsel

Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 2 Confidential - Subject to NDA DISCLAIMER This presentation and the information contained herein are being made available to you pursuant to a potential transaction under Project Arrowhead (the "Transaction") and may not be used for any other purpose. This Presentation does not purport to be all-inclusive or to necessarily contain all the information that you may desire in learning more about Avaya. By accepting this Presentation, you agree that you will, prior to entering into any agreement with respect to any Transaction, perform your own independent investigation and analysis . You acknowledge that you will rely on your own independent evaluation and analysis and not on the information contained herein. This Presentation may not be used, and by your acceptance of this Presentation you agree that you will not use this Presentation, for any other purpose. Neither Avaya nor any of its affiliates or representatives has made or makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written or oral communication transmitted or made available to you. Avaya and its respective affiliates and representatives expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. In addition, this Presentation includes certain projections, forecasts and forward looking statements provided by Avaya with respect to the anticipated future performance of the business. Such projections, forecasts and forward looking statements reflect various assumptions of management concerning the future performance of Avaya, which assumptions may or may not prove to be correct. The actual results may vary materially from the anticipated results for a number of reasons. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections or forward looking statements based thereon, and Avaya undertakes no obligation to update such projections or forward looking statements. Only those representations and warranties which may be made in a definitive written agreement relating to a Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement, shall have any legal effect. The contents of this Presentation are confidential and proprietary to Avaya and are being furnished to you pursuant and subject to the confidentiality agreement (the "Confidentiality Agreement") executed by you . By accepting this Presentation, you acknowledge that you are bound by the terms of such Confidentiality Agreement. This Presentation may not be photocopied, reproduced, or distributed to others at any time without the prior written consent of Avaya. In making available this Presentation, Avaya does not undertake any obligation to provide you with access to any additional information or to update any of the information contained in this Presentation at any time. Your receipt of this Presentation does not create, nor is it intended to create, a binding and enforceable contract or commitment between Avaya and you or any other party with respect to consummation of a Transaction. This Presentation may not be relied upon by any party as the basis for any such contract or commitment. Consummation of any Transaction is subject to, among other things, the execution of a definitive agreement in writing.

Confidential - Subject to NDA

AVAYA SNAPSHOT

What Avaya Is Today

- $3.7B FY 2016 revenue driven by:
  - Large, leading Unified Communications ("<u>UC</u>")
  - Large, leading and growing pre-filing Contact Center ("<u>CC</u>")
  - Differentiated Avaya Private Cloud Solutions ("<u>APCS</u>")
- Broad footprint:
  - Broad Enterprise/Service Provider Customer Base: 200K+ direct and indirect customers[2]
  - Broad Partner Ecosystem: 6,500+[2]
  - Significant investor in R&D: 5,359 patents[2]
- Innovation leader beyond UC / CC
  - Zang: a new wholly-owned company focused on Cloud-based Communication Platform as a Service
  - Breeze: work flow automation with 750+ instances / 100+ snap-ins

Business Mix[1]

FY 2016 Revenue: $3.7B


Unified Communications 58%
Contact Center 27%
Networking3 7%
APCS 8%

#1 in Contact Center

#2 in Unified Communications

Notes:
Segmentation subject to ongoing management review and revision.
1. UC, CC and Networking revenue include product, maintenance and APS revenues; UC in above chart includes GSMB and Other Services.
2. As of 9/30/16.
3. Networking to be divested to Extreme in Q4'17.
Source: Avaya Management; Gartner, Infonetics, Wainhouse, MZA

AVAYA Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy
3

Confidential - Subject to NDA

CRO KEY ACCOMPLISHMENTS AND ESTABLISHMENT

CRO Established

- Shortly after the Public to Private of Avaya in late 2007, Avaya began acting upon the need for fundamental change in **cost structure, productivity and operating model**
- In 2009, the **Chief Restructuring Officer** (CRO) was created as a direct report to the CEO to **drive cross-functional improvement**
- Since its establishment, the CRO has led numerous business and operating model expansion initiatives that **delivered consistent improvements in both financial and operational metrics**

Restructuring Office Scope

Transform Operating Model

- Drive business/operating model change
- Undertake multi-year turnaround, with step function improvements in P&L and operational KPIs
- Institute enterprise wide-transformation with new processes and systems

Build Capabilities

- Move Avaya to top quartile / BIC across key operational KPIs
- Develop new operational capabilities and drive productivity improvement through automation
- Eliminate complexity, streamline and simplify operations
- Transform to become a software and services company

Key Outcomes

FY10 to FY16

- **50% → 62% (+1,200 bps)** Gross margin expansion
- **15.7% → 25.0% (+930 bps)** EBITDA margin increase
- **+\$1.4B (\$3.8B → \$2.4B)** cost reduction
- **+30% (\$270K → \$366K Rev/Employee)** productivity improvement

Continuous YoY improvements

Proven track record

100% +/- predictability

AVAYA Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy

4

Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 5 Confidential - Subject to NDA IMPLEMENTED RIGOROUS MANAGEMENT SYSTEM; DRIVING RIGHT OUTCOMES Cost Structure $M Gross Margin % EBITDA $M / % >$1.4B cost reduction over last 6 years Expanded gross margins 1220 bps +930 bps EBITDA growth 49.8% 52.6% 54.0% 55.9% 58.9% 60.5% 62.0% 45% 50% 55% 60% 65% FY10 FY11 FY12 FY13 FY14 FY15 FY16 $3,655 $3,890 $3,646 $3,320 $2,994 $2,793 $2,466 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 FY10 FY11 FY12 FY13 FY14 FY15 FY16 795 971 971 943 898 900 940 15.6%17.5% 18.8% 20.0% 20.5% 22.1% 25.0% 10% 20% 30% 40% $0 $200 $400 $600 $800 $1,000 $1,200 FY10 FY11 FY12 FY13 FY14 FY15 FY16 EBITDA $M EBITDA % • Optimize Sales: single product and services sales motion, simplified roles and structures • Orient towards growth: new logos, services, contact center by double digits • Sales productivity • Re-invigorate channel / partner program • Established BIC operational metrics • Achieved GM 62% (top quartile) • Drove EBITDA to 25% (BIC amongst peer set) • P&L outcomes deeply grounded in operational improvements Key Focus Areas: 1. Realign Sales and marketing 2. Improve Speed of Commerce 3. EU Restructuring 4. Strategic outsource /insource • Outsourcing: services, spares, etc. • Divestitures: ITPS • Business turnarounds: Germany • Product and services gross margin scaling • Reduce enterprise-wide complexity • Strategic outsourcing of services and operations • Consolidate partners – R&D, Services, Supply Chain • Next phase of automation and customer engagement (self service) • Services operating model – web-based, no-touch, outsource non-core • Establish enterprise-wide quality org • Establish PGM objectives with detailed targets • Drive action on discounts, OCOGS, PCR • Launch services productivity improvements • Integrate NT Enterprise in 9 months • Drive operating metrics to pre-acquisition • Established Lean Program For Operational Excellence FY 2014 FY 2010 FY 2011 FY 2012 FY 2013 FY 2016 Acquisition Integration • Strengthen market position • Realizedintegrati on synergies GM Improvement • Gross Margin aligned to peers • Drive profitable revenue growth Build Processes and Systems • Automation and productivity • Quality and lean • Services operating model Complexity Reduction • Business/ process simplification • Outsourcing Core vs Non- Core Optimization • Continued outsourcing • Cost structure variabilization Continued Restructuring • G&A Optimization • Sales Enablement & ease of doing business Drive to BIC Cost Structure • Continued focus on productivity, automation, and process • Top quartile FY 2015 FY 2017 Sales Transformation • Orient towards growth • Productivity • Services focus 18,92518,590 16,951 14,281 13,005 11,702 9,982 5,000 10,000 15,000 20,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Headcount ~47% headcount reduction

Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 6 Confidential - Subject to NDA PERFORMANCE SCORECARD OPERATIONAL AND PRODUCTIVITY METRICS AT OR NEAR BIC BY LEVERAGING PROVEN MGMT SYSTEM Operational Improvements Financial Profitability Employee Productivity (YE) Complexity Reduction - RE Footprint Expense to Revenue (E/R) Metric FY11 FY12 FY13 FY14 FY15 FY16 BIC Facilities 239 229 195 175 170 161 - Sq. Ft. (000) 6294 6116 3920 3510 2977 2860 - Sq. Ft. / employee 337 361 274 269 256 286 240- 280 Metric FY11 FY12 FY13 FY14 FY15 FY16 BIC E/R % 70.1 70.6 70.5 68.5 68.2 66.4 - Metric FY11 FY12 FY13 FY14 FY15 FY16 BIC SGM % 48.2% 50.2% 52.8% 55.8% 57.6% 59.1% 57-59% PGM % 56.5% 57.4% 58.9% 61.1% 63.3% 64.2% 62-65% Metric FY11 FY12 FY13 FY14 FY15 FY16 BIC Rev / Employee $298K $311K $330K $335K $350K $366K $365k- $390k EBITDA / Employee $52K $57K $66K $69K $77K $94K $90k- 110k Metric FY11 FY12 FY13 FY14 FY15 FY16 BIC NPS ( YE) - 32 41 50 56 58 55-60 OCOGS % of Rev 10.6% 10.2% 10.1% 9.0% 9.0% 8.5% 9.0% Inventory $M $166 $148 $124 $96 $78 $75 - Inventory Turns 7.1X 7.3X 7.3X 7.6X 8.9X 10.2X 9X-11X Ocean/Air Mix % 58% 50% 83% 83% 85% 86% 83% Web Adoption % 11% 42% 77% 88% 91% 92% 90% EMPHASIS AREA Systems Margin Expansion Operational Optimization KEY LEVERS  Automation capabilities (e.g., quoting, pricing, renewals and cycle-time improvement)  New sales tools to increase engagement time with customers  BIC supply + demand planning process  Bill of Material (BoM) and Manufacturing Value Add (MVA) benchmarking  Services automation and productivity improvements  Consolidation of EMS / CMS Providers  Supply chain optimization (e.g., warehousing, transportation)  Engineering optimization (CE + Warranty)  Sales Transformation: Retool at all levels and increased productivity  Process Redesign: Quote to Cash, Renewals process, Distributor optimization  Organizational Redesign: Workforce transformation OUTCOME  Improved NPS (32 FY12  58 FY16)  Increased speed of commerce, and efficiencies of front-end process (Order to create cycle time 3 Days  15 min)  Increased web adoption (4% FY10  91% FY15)  Launched VMI (reduced inventory by 50%)  Improved Product GM% (52.8% FY10  64.2% FY16)  Improved Services GM% (46.4% FY10  59.1% FY16)  Introduced VMI / reduced cost of freight (Ocean/Air Mix % 29% FY10  86% FY16)  Increased productivity from $270K FY10  $366K FY16 Rev/Employee  Better utilized LCC HC (21.2% FY10  25.1% FY16)  G&A optimization (6.9% FY10  6.7% FY16)         

Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 7 Confidential - Subject to NDA 2Q’17 Performance and 3Q’17 Outlook

Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 8 Confidential - Subject to NDA 2Q’17 ACTUAL P&L OVERVIEW Actual revenue of $804 million and Adjusted EBITDA of $199 million  Revenue outperformance vs. ABP driven by process and system efficiencies and some accounting adjustments, partially offset by Mtce weakness  Cost outperformance vs. ABP includes impact from operational one-time savings/deferrals 2Q'17 P&L $ in millions ABP Actual* Variance UC + GSMB $200 $221 $21 CC $89 $88 ($1) Networking $34 $39 $5 Product Revenue $323 $348 $25 APS $63 $67 $5 APCS $73 $74 $1 Mtce / Other Svcs $322 $315 ($7) Services Revenue $458 $456 ($2) Total Revenue $781 $804 $23 *GSMB spread to segments in Actual view Gross Margin 60% 61% 1% Adj. EBITDA $170 $199 $29 Margin 22% 25% 3% Adj. EBITDAP $158 $187 $29 Margin 20% 23% 3% Notes: Business segment revenue estimates shown are internal company estimates and may not correspond to historical SEC filings.

9 Confidential – Subject to NDA Avaya – Confidential & Proprietary. Use pursuant to your signed agreement or Avaya Policy 3Q’17 PRELIMINARY P&L OVERVIEW Preliminary revenue of $803 million and Adjusted EBITDA of $203 million  Preliminary results as of 7/20/17  Product revenue outperformance vs. ABP driven by UC and includes strong traction of loyalty programs, as well as pre-close Networking sales execution; partially offset by revenue timing on CC (~$8M large deal slipping to Q1’18)  Services outperformance vs. ABP driven by APS including operational improvement and product attach pull- through 3Q'17 P&L $ in millions ABP Prelim Variance UC + GSMB $173 $216 $43 CC $97 $87 ($10) Networking $31 $43 $12 Product Revenue $300 $345 $45 APS $60 $65 $5 APCS $73 $74 $1 Mtce / Other Svcs $316 $318 $2 Services Revenue $450 $458 $8 Total Revenue $750 $803 $53 Gross Margin 60% 62% 1% Adj. EBITDA $169 $203 $34 Margin 23% 25% 3% Adj. EBITDAP $157 $191 $34 Margin 21% 24% 3%